-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                            -------------------------


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            -------------------------


                         DATE OF REPORT:  APRIL 17, 1997
                        (Date of earliest event reported)


                            M T FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


           NEVADA                    0-95440            36-4010347

(State or other jurisdiction     (Commission File    (I.R.S. Employer
ofincorporation or organization)     Number)         Identification No.)



875 NORTH MICHIGAN AVENUE
SUITE 2930
CHICAGO, ILLINOIS                                                60611
(Address of principal executive offices)                       (Zip Code)


                                 (312) 397-2620
               (Registrant's telephone number including area code)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

          M T Financial Group, Inc. (the "Company") has entered into a Plan and Agreement of Recapitalization and Merger, dated as of April 17, 1997, with M T Merging Corp., a Tennessee corporation and wholly-owned subsidiary of the Company, Photogen, Inc., a Tennessee corporation ("Photogen"), Photogen, L.L.C., a Tennessee limited liability company, and Eric A. Wachter, Ph.D., Craig Dees, Ph.D., Walter G. Fisher, Ph.D., Tim Scott, Ph.D., and John Smolik, and joined into by Theodore Tannebaum, Robert J. Weinstein, M.D. and Stuart P. Levine (the "Agreement").

          If the transactions contemplated by the Agreement close, the Company will experience a change in control concurrently with such closing.


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Pursuant to the Agreement, upon consummation of the transactions contemplated therein, the Company will acquire Photogen in exchange for shares of the Company's common stock. Photogen's assets include certain technology, including patents and know-how.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  The following exhibits are filed with this report:


          2. Plan and Agreement of Recapitalization and Merger, dated as of April 17, 1997, among the Company, Photogen, L.L.C. and certain other parties. Schedules and attachments are omitted but will be provided to the Commission on request.

         99. Press release of the Company, dated April 18, 1997, relating to the transactions in the Agreement (see Exhibit 99 to the Company's Form 8-K dated April 18, 1997, incorporated herein by reference).

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   M T Financial Group, Inc.



                                      /s/Kathleen A. Beauchamp
                                   ---------------------------------
Date:     May 2, 1997              Kathleen A. Beauchamp, Secretary

                                  EXHIBIT INDEX

Exhibit
No.            Description

2 Plan and Agreement of Recapitalization and Merger, dated as of April 17, 1997, among the Company, Photogen, L.L.C. and certain other parties. Schedules and attachments are omitted but will be provided to the Commission on request. Schedules: 2(c) - Closing Deliveries; 3 - Exceptions to Representations and Warranties of Sellers, Photogen and Newco; 3(v) - Disclosure Materials of Photogen and Newco; 4 - Representations and Warranties of MTFI and Merging Corp.; and 6(f)(i) - Directors' Unanimous Voting Requirements. Exhibits: A - Recapitalization, Including Related Exhibits to Carry out the Recapitalization; B - Copy of Confirmatory Licenses; C - Amended and Restated Certificate of Incorporation; D - Form of Warrants to Fuchs/Aurora Capital Corporation from the Sellers and Related Escrow Agreement; E - Form of Non-Competition and Non-Disclosure Agreements between Photogen Technologies, Inc. and each Seller;
               F - Form of Employment Agreements between Photogen Technologies, Inc. and each Seller; G - Form of Voting Agreement; H - Form of Sellers' Release; I - Sellers' and Photogen's Consents and Agreements to Terminate Photogen's Operating Agreement; and J - Form of Inquiry Letters.

99 Press release of the Company, dated April 18, 1997, relating to the transactions in the Agreement (see Exhibit 99 to the Company's Form 8-K dated April 18, 1997, incorporated herein by reference).